THIRD
                             SUPPLY AGREEMENT
                       FOR PACKAGE IV EXCESS SALES

               (TOHO GAS CONTRACT - PACKAGE IV QUANTITIES)


                                 between


                                PERTAMINA


                                   and


                        VIRGINIA INDONESIA COMPANY
                         LASMO SANGA SANGA LIMITED
                          OPICOIL HOUSTON, INC.
                   UNION TEXAS EAST KALIMANTAN LIMITED
                     UNIVERSE GAS & OIL COMPANY, INC.
                                   and
                      VIRGINIA INTERNATIONAL COMPANY




               Dated:  September 28, 1993
               Effective: January 1, 1991

                                  THIRD
                             SUPPLY AGREEMENT
                        FOR PACKAGE IV EXCESS SALES
               (TOHO GAS CONTRACT - PACKAGE IV QUANTITIES)




     THIS SUPPLY AGREEMENT, made and entered into in Jakarta the 28th day of September, 1993, but effective as of the 1st day of January, 1991, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("PERTAMINA"), on the one hand, and VIRGINIA INDONESIA COMPANY ("VICO"), LASMO SANGA SANGA LIMITED, OPICOIL HOUSTON, INC., UNION TEXAS EAST KALIMANTAN LIMITED, UNIVERSE GAS & OIL COMPANY, INC., and VIRGINIA INTERNATIONAL COMPANY (herein referred to collectively as "Contractors" and individually as "Contractor"), on the other hand,

                                WITNESSETH:

     WHEREAS, Contractors individually own or control all of the interest of "Contractors" in that certain Amended and Restated Production Sharing Contract, dated April 23, 1990, but effective as of August 8, 1968 (such contract as hereafter amended is herein referred to as the "Amended and Restated Production Sharing Contract") and that certain Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1998 (such contract as hereafter amended is herein referred to as the "Renewed Production Sharing Contract"). The Amended and Restated Production Sharing Contract and the Renewed Production Sharing Contract are herein referred to collectively as the "Production Sharing Contracts" and the area covered thereby is herein referred to as the "VICO Contract Area"; and

     WHEREAS, pursuant to the Production Sharing Contracts, each of PERTAMINA and Contractors is entitled to take and receive, sell and freely export its respective share of the Natural Gas produced and saved from the VICO Contract Area (the percentage share of such
Natural Gas to which each of PERTAMINA and Contractors is entitled, as determined under the Production Sharing Contracts, is herein referred to as the "Production Sharing Percentage" of such party); and

     WHEREAS, the reserves of Natural Gas in the VICO Contract Area exceed the reserves of Natural Gas committed to be produced, supplied and delivered by PERTAMINA and Contractors to meet a portion of PERTAMINA's existing obligations under LNG sales contracts, LPG sales contracts, and domestic gas sales contracts; and

     WHEREAS, PERTAMINA, with assistance from Contractors, has constructed and expanded and is further expanding the Natural Gas liquefaction and related facilities located at Bontang Bay, on the east coast of Kalimantan, Indonesia (herein referred to as the "Bontang Plant"); and

     WHEREAS, PERTAMINA and Contractors are parties to the Amended and Restated Bontang Processing Agreement dated as of February 9, 1988 (as from time to time amended, the "Processing Agreement"), which provides for the operation of the Bontang Plant and the payment of the costs of such operation (such costs as determined in accordance with the Processing Agreement are herein referred to as "Plant Operating Costs"); and

     WHEREAS, PERTAMINA and Contractors have agreed to use the Bontang Plant in part for the liquefaction of the VICO Contract
Gas (as defined in Section 2.2 hereof) and the Other Contract Gas
(as defined in Section 2.3 hereof); and

     WHEREAS, PERTAMINA, in collaboration with Contractors, its production sharing contractors in other contract areas in East Kalimantan (herein referred to as the "Other Contract Areas") and Mobil Oil Indonesia Inc. ("MOBIL"), has entered into an LNG Sales Contract with Toho Gas Co., Ltd. ("Buyer") dated as of September 1, 1988 (such contract as amended is herein referred to as the "LNG Sales Contract" and any terms defined therein have the same meanings when used herein). Pursuant to the LNG Sales Contract, PERTAMINA is committed to deliver and Buyer to receive, for each Annual Program Period, the Scheduled Annual Quantity, which will not be less than the Minimum Annual Quantity but (pursuant to Section 7.4 thereof) may include Excess Quantities in excess of the sum of the Reserved Quantity and the Minimum Annual Quantity if PERTAMINA confirms that it has uncommitted production and shipping capacity available. Such Minimum Annual Quantities, Reserved Quantities and Excess Quantities shall include the portions attributable thereto of any quantities which PERTAMINA may be obliged to deliver pursuant to the Side Letter Agreement herein referred to; and

     WHEREAS, PERTAMINA and Buyer have executed a side letter to the LNG Sales Contract of even date therewith pursuant to which PERTAMINA is obligated to deliver to Buyer, without charge other than the Transportation Element of the Contract Sales Price, certain quantities of LNG provided Buyer complies with the conditions therein set forth (such side letter is herein referred to as the "Side Letter Agreement"); and

     WHEREAS, the Scheduled Annual Quantity for Annual Program
Period October 1, 1988, to December 31, 1988, and for each of
Annual Program Periods 1989, 1990 and 1991, was established pursuant to Section 12.1 of the LNG Sales Contract; and

     WHEREAS, pursuant to the Memorandum of Agreement between PERTAMINA and Buyer dated November 22, 1991, but effective
October 15, 1991 (herein referred to as the "MOA"), PERTAMINA and
Buyer have agreed to the Scheduled Annual Quantity in respect of each of the 1992 and 1993 Annual Program Periods; and

     WHEREAS, PERTAMINA, in collaboration with Contractors, the production sharing contractors in the Other Contract Areas and MOBIL, will make arrangements for the transportation of the quantities of LNG to be sold and delivered under the LNG Sales Contract and for the payment of costs respecting such transportation (herein referred to as "Transportation Costs"); and

     WHEREAS, the LNG Sales Contract provides that the Natural Gas to be processed into LNG and sold and delivered by PERTAMINA is to be produced from the Gas Supply Areas which include both
(i) the Bontang Gas Supply Area, which consists of the VICO Contract Area and the Other Contract Areas and (ii) the Arun Gas Supply Area; and

     WHEREAS, by its letter No. 1160/D0000/1988-S1 dated November 2, 1988, PERTAMINA initially determined that seventy-five percent (75%) of the LNG sold and delivered under the LNG Sales Contract would be supplied and produced from the Bontang Gas Supply Area and twenty-five percent (25%) from the Arun Gas Supply Area; and

     WHEREAS, by the Memorandum of Agreement on Supply Entitlements, effective as of July 1, 1990, among VICO, MOBIL, Total Indonesie ("TOTAL") and Unocal Indonesia, Ltd. ("UNOCAL"), it was determined that, effective July 1, 1990, one hundred percent (100%) of the LNG sold and delivered under the LNG Sales Contract would be supplied and produced from the Bontang Gas Supply Area; and

     WHEREAS, in respect of the period from July 1, 1990 until December 31, 1990, one hundred percent (100%) of the LNG sold and delivered under the LNG Sales Contract was supplied in Package
III percentages; and

     WHEREAS, PERTAMINA, in its letter No. 1852/D0000/89.S1 dated December 20, 1989, set forth the gas sales to be allocated to Package III. The "Package III Entitlement", as used herein, shall refer to (i) seventy-five percent (75%) of the LNG sold and delivered under the LNG Sales Contract prior to July 1, 1990;
(ii) all LNG sold and delivered under the LNG Sales Contract in the period from July 1, 1990 until December 31, 1990; (iii) 4,321.50 billion BTU's each year, beginning with 1991, sold and delivered under the LNG Sales Contract; and (iv) seventy-five percent (75%) of the LNG sold and delivered under the LNG Sales Contract in excess of 5,762 billion BTU's each year, beginning with 1991, up to but not exceeding a cumulative aggregate (from the inception of the LNG Sales Contract) of 14,405 billion BTU's; and

     WHEREAS, pursuant to the Sixth Supply Agreement for Excess
Sales (Toho Gas Contract) dated as of September 1, 1988,
PERTAMINA and Contractors have agreed to supply and deliver
Natural Gas from the VICO Contract Area in support of the Package
III Entitlement; and

     WHEREAS, subject to the proviso hereinbelow, the "Package IV Entitlement" is herein defined as any quantities, beginning with 1991, sold and delivered under the LNG Sales Contract other than those quantities comprising the Package III Entitlement; provided that if in any year Buyer fails to take delivery of the Minimum Annual Quantity, any quantities purchased by Buyer under the LNG Sales Contract in a later year to make up such deficiency shall not be included in the Package IV Entitlement for such later year; and

     WHEREAS, PERTAMINA, Contractors and the production sharing contractors in the Other Contract Areas have executed a Memorandum of Agreement Osaka/Toho LNG Sales and Purchase Contracts effective as of January 1, 1991, establishing the method by which the portion of the revenues earned under the LNG Sales Contract relating to the Package IV Entitlement is to be determined; and

     WHEREAS, PERTAMINA and each Contractor desire to supply and deliver Natural Gas from the VICO Contract Area in support of an agreed portion of the Package IV Entitlement; and

     WHEREAS, each Contractor desires to dispose of its Production Sharing Percentage of the VICO Contract Gas (as herein defined) in accordance with the terms of this Supply Agreement,

     NOW, THEREFORE, the parties agree as follows:


ARTICLE 1

     This Supply Agreement shall be effective as of January 1, 1991, and shall terminate on the date the LNG Sales Contract terminates.

ARTICLE 2

     2.1 The total quantity of net Natural Gas required to be supplied and delivered out of proved recoverable reserves of Natural Gas in East Kalimantan for liquefaction and sale as Package IV Entitlement quantities of LNG under the LNG Sales Contract is estimated to be 0.0123 trillion standard cubic feet ("t.s.c.f."). Such quantity is herein referred to as the "Toho Gas Base Net Gas Requirement (Package IV)". The Toho Gas Base Net Gas Requirement (Package IV) is comprised of the Package IV Entitlement to: (i) the BTU's already sold and delivered under the LNG Sales Contract; (ii) each Scheduled Annual Quantity agreed pursuant to the MOA; and (iii) the Contract Quantity and Reserved Quantities expected to be taken during the period 1994 to 1997.

          In addition, the parties acknowledge that pursuant to
Section 7.4 of the LNG Sales Contract, Buyer may purchase quantities of LNG provided Seller has uncommitted production and shipping capacity available (herein referred to as "Excess Quantities"). If during the period 1994 to 1997 Buyer purchases Excess Quantities (estimated to be four (4) cargoes), an additional quantity of net Natural Gas, estimated to be 0.0030 t.s.c.f., will be required to be supplied and delivered out of proved recoverable reserves of Natural Gas in East Kalimantan for liquefaction and sale as Package IV Entitlement quantities of LNG under the LNG Sales Contract; such quantity is herein referred to as the "Toho Gas Additional Net Gas Requirement (Package IV)". The Toho Gas Additional Net Gas Requirement (Package IV) may be increased pursuant to the amendment procedure referred to in
Section 2.4 hereof.

     2.2 PERTAMINA and Contractors hereby commit and agree to supply and deliver from proved economically recoverable reserves of Natural Gas in specific fields within the VICO Contract Area sufficient Natural Gas (and LNG resulting from the liquefaction thereof) to meet a portion of the Toho Gas Base Net Gas Requirement (Package IV) and the Toho Gas Additional Net Gas Requirement (Package IV) over the term of this Supply Agreement consisting of 0.0038 t.s.c.f., or 25.0000% thereof, subject to adjustment as provided in Section 2.5 hereof. Such quantities of net Natural Gas committed to be supplied pursuant to this Supply Agreement (and any amendment or amendments referred to in Section
2.4 hereof) are herein referred to as the "VICO Contract Gas", and the above-stated percentage is herein referred to as the "Producers' Percentage". The specific fields from which the VICO Contract Gas will be committed, as well as the quantities committed from each field, will be identified in a supplemental memorandum to be entered into among PERTAMINA, Contractors and the production sharing contractors in the Other Contract Areas (the "Supplemental Memorandum"). The quantities committed from each field are subject to revision from time to time, as the reserves from the fields may be updated and as additional data, from deliverability studies and otherwise, become available.

     2.3 To meet the balance of the Toho Gas Base Net Gas Requirement (Package IV), and the Toho Gas Additional Net Gas Requirement (Package IV), constituting 0.0115 t.s.c.f. or 75.0000% thereof, subject to adjustment as provided in Section
2.5 hereof, sufficient Natural Gas (and LNG resulting from the liquefaction thereof) will be committed for supply and delivery by PERTAMINA and its production sharing contractors from proved recoverable reserves of Natural Gas in the Other Contract Areas by separate supply agreements, similar hereto and compatible herewith, executed and delivered concurrently herewith (such amounts, and any amounts included pursuant to any amendment to such supply agreements, are herein collectively referred to as the "Other Contract Gas"). The specific fields from which the Other Contract Gas will be committed, as well as the quantities committed from each field, will be identified in the Supplemental Memorandum.

     2.4  If PERTAMINA and Contractors agree, pursuant to Section
4.2 hereof, that uncommitted production and shipping capacity are available to meet all or a portion of Buyer's election to purchase Excess Quantities and the Package IV Entitlement to such quantities exceeds the 0.0030 t.s.c.f. amount estimated under
Section 2.1 hereof, PERTAMINA and Contractors agree to amend this Supply Agreement to increase the Toho Gas Additional Net Gas Requirement (Package IV) by that portion of the Package IV Entitlement to such quantities to be supplied from the VICO Contract Area. Any such amendment shall be in the form of the document attached hereto as Schedule A entitled "Amendment re Excess Quantities Commitment" and shall be entered into by the parties to this Supply Agreement in a timely manner. The balance of the amended Toho Gas Additional Net Gas Requirement (Package
IV) will be committed for supply and delivery by PERTAMINA and its production sharing contractors from proved recoverable reserves of Natural Gas in the Other Contract Areas by separate amendments, similar to and compatible with that attached hereto as Schedule A, executed and delivered concurrently therewith.

          Notwithstanding the above, PERTAMINA and Contractors shall not amend this Supply Agreement to increase the Toho Gas Additional Net Gas Requirement (Package IV) if, as a result of such an increase, the proved recoverable reserves of Natural Gas committed to be produced, supplied and delivered by the VICO Contract Area or by any of the Other Contract Areas would exceed the proved recoverable reserves of Natural Gas for such contract area, as certified by the 1991 D & M Certificate (as herein defined).

     2.5 The amounts of net Natural Gas constituting the VICO Contract Gas and the Other Contract Gas are part of the estimates of proved recoverable reserves of Natural Gas as certified by the independent consultant firm of DeGolyer and MacNaughton in written statements dated on or before April 30, 1992, based on data available on December 31, 1991 (the "1991 D&M Certificate").

          The quantities for the VICO Contract Gas and the Other Contract Gas set forth in Sections 2.2 and 2.3 hereof and the Producers' Percentage were established by PERTAMINA in its letter dated December 20, 1989 (No. 1852/D0000/89.S1) to be used only on a provisional basis until such time as DeGolyer and MacNaughton certified such reserves, following which the identity of the participating fields and the quantities in each field which comprise the VICO Contract Gas and the Other Contract Gas and the Producers' Percentage would be adjusted and documented in the Supplemental Memorandum in accordance with the Memorandum of Understanding Re: Supply Agreements and Package IV Sales, dated August 12, 1991, by and among PERTAMINA, Contractors and the production sharing contractors in the Other Contract Areas.

     2.6  Upon completion of the adjustments provided for in
Section 2.5 hereof, PERTAMINA and Contractors shall execute an addendum to this Supply Agreement confirming the VICO participating fields, the quantities in each field which comprise the VICO Contract Gas and the Other Contract Gas and the Producers' Percentage. Pending completion of such adjustments, the Producers' Percentage set out in Section 2.2 hereof shall be used on a provisional basis.

ARTICLE 3

     The VICO Contract Gas and the Other Contract Gas may be produced from participating fields at times and production rates which may change from time to time during the term hereof so as to secure the optimal ultimate recovery of Natural Gas. The supply of Natural Gas from the VICO Contract Area and the Other Contract Areas will be coordinated by PERTAMINA so as to conserve and permit full utilization of such Natural Gas. The sources of supply, producing rates, quality of gas, metering and related matters shall be matters for study by the East Kalimantan Gas Reserves Management Committee, consisting of representatives from PERTAMINA, VICO, TOTAL and UNOCAL.

ARTICLE 4

     4.1 PERTAMINA shall be responsible for the due and prompt administration of the LNG Sales Contract for the benefit of PERTAMINA and Contractors. All matters which affect the LNG Sales Contract or the sale and delivery of LNG thereunder will be administered by a representative to be appointed by PERTAMINA and the representative appointed by Contractors under Article 7 hereof. It is understood, however, that it will be necessary from time to time for PERTAMINA, as seller under the LNG Sales Contract, to take certain administrative and operational actions without prior consultation where immediate action is required. Contractors will be promptly advised of any such action.

     4.2 PERTAMINA and Contractors agree to consult with each other freely on all matters relating to the LNG Sales Contract. PERTAMINA and Contractors shall confer and agree as to any amendment to the LNG Sales Contract or to any permitted action or election thereunder which constitutes a material adjustment in the quantities of LNG to be sold and delivered thereunder or a change in the terms thereof. At the request of any party hereto, a memorandum evidencing any such agreement shall be prepared as soon as feasible and signed by each party hereto.

     4.3 PERTAMINA will cause the LNG resulting from the liquefaction of the VICO Contract Gas and the Other Contract Gas to be delivered to Buyer at the Delivery Point. Title to each Contractor's share of the LNG resulting from the liquefaction of the VICO Contract Gas shall pass to PERTAMINA eo instante with the passage of title from PERTAMINA to Buyer.
     4.4 The interests of PERTAMINA and each Contractor in each cargo of LNG from the Bontang Plant shall be adequately insured pursuant to arrangements mutually agreed to by PERTAMINA and each Contractor. PERTAMINA and each Contractor shall be entitled to receive its Production Sharing Percentage of the Producers' Percentage of any proceeds paid under a marine insurance policy covering a cargo of LNG being transported from the Bontang Plant. Such proceeds shall be remitted by the insurer directly to the bank designated as Trustee pursuant to Article 5 hereof.

     4.5 At the time of delivery of each cargo of LNG to Buyer at the Delivery Point, PERTAMINA will furnish Contractors with appropriate documentation to evidence the quantity and quality of LNG delivered, together with copies of the invoices to Buyer covering such shipment. PERTAMINA will also furnish Contractors with a copy of each invoice or billing delivered to Buyer on account of interest or other payment obligations of Buyer under the LNG Sales Contract concurrently with its being furnished to Buyer. Calculation of the Contract Sales Price, the amount of sales invoices and other billings to Buyer, and any adjustments, shall be reviewed and approved by PERTAMINA and Contractors prior to presentation to Buyer.

ARTICLE 5

     5.1 The amounts to be paid to each Contractor for its share of the LNG resulting from the liquefaction of Natural Gas to be supplied under this Supply Agreement shall be its Production Sharing Percentage of the Producers' Percentage of the Package IV Entitlement of the sum of:

          (a) all amounts to be paid by Buyer to PERTAMINA for LNG sold and delivered from the Bontang Plant under the LNG Sales
Contract;

          (b) all other amounts which Buyer shall become obligated to pay pursuant to the LNG Sales Contract with regard to deliveries of LNG from the Bontang Plant, including, but not limited to:

               (i) amounts payable by Buyer for its failure to take quantities it is obligated to purchase under the LNG
Sales Contract; and

               (ii) any interest accruing on overdue invoice payments;

          (c) amounts payable by insurers in respect of LNG resulting from the liquefaction of the VICO Contract Gas and the Other Contract Gas; and

          (d) interest earned on any of the amounts referred to in this Section 5.1.

     5.2 In order to arrange for the receipt by each Contractor of the payments to which such Contractor is entitled under
Section 5.1 hereof, PERTAMINA hereby assigns to each Contractor that Contractor's Production Sharing Percentage of the Producers' Percentage of all amounts referred to in Section 5.1 hereof.

     5.3 Throughout the term of this Supply Agreement, all those payments referred to in Section 5.1 hereof shall be paid in U.S. Dollars directly to Continental Bank International in New York City (or such other leading bank in the United States as shall be selected by PERTAMINA and approved by Contractors) pursuant to that certain Amended and Restated Bontang Excess Sales Trustee and Paying Agent Agreement, dated as of February 9, 1988, among PERTAMINA, Contractors, the production sharing contractors in the Other Contract Areas and the Trustee thereunder, as the same may be from time to time amended. Amounts so received by the Trustee shall be used for payment of (i) an agreed portion of Plant Operating Costs, (ii) Transportation Costs in respect of LNG sold and delivered from the Bontang Plant and (iii) other costs approved by PERTAMINA and Contractors. Amounts received by the Trustee, to the extent that they are not used for payment of the costs referred to in the preceding sentence, shall, insofar as they are applicable to the VICO Contract Gas, be disbursed to PERTAMINA and each Contractor in accordance with its Production Sharing Percentage at a bank or banks of its choice.

     5.4 (a) The right of Contractors to the payments provided for in this Article 5 shall extend throughout the term of this Supply Agreement and shall not be affected by the production rates or sources of Natural Gas supplied from the VICO Contract Gas or the Other Contract Gas from time to time during the term hereof.

          (b) If the quantities of net Natural Gas produced from the participating fields within the VICO Contract Area and delivered pursuant to this Supply Agreement exceed in the aggregate the quantity of the VICO Contract Gas, the Producers' Percentage (and the percentage of the revenues to be paid to PERTAMINA and Contractors hereunder) will not be increased, and Contractors, together with PERTAMINA, will be credited with and have the right to receive revenue from future marketing opportunities in respect of a quantity of net Natural Gas from reserves in the Other Contract Areas equal to such excess quantities.

          (c) If the quantities of net Natural Gas produced from the participating fields within the VICO Contract Area and delivered pursuant to this Supply Agreement are in the aggregate less than the quantity of the VICO Contract Gas, the Producers' Percentage (and the percentage of the revenues to be paid to PERTAMINA and Contractors hereunder) will not be reduced, and production sharing contractors in the Other Contract Areas and any new contract area, together with PERTAMINA, will be credited with and have the right to receive revenue from future marketing opportunities in respect of a quantity of net Natural Gas from reserves in the VICO Contract Area equal to excess quantities delivered from sources within the Gas Supply Area.

ARTICLE 6

     All disputes arising in connection with this Supply Agreement shall be finally settled by arbitration conducted in the English language in Paris, France, by three arbitrators under the Rules of Arbitration of the International Chamber of Commerce. Judgment upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a juridical acceptance of the award and an order of enforcement, as the case may be.
     This Supply Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, United States of America.

ARTICLE 7

     VICO is designated representative by Contractors for performance on behalf of Contractors of their obligation under
Section 4.1 hereof and for the giving of notices, responses or other communications to and from Contractors under this Supply Agreement. Such representative may be changed by written notice to such effect from Contractors to PERTAMINA.

ARTICLE 8

     Any notices to the parties shall be in writing and sent by mail, cable, telex or telecopy to the following addresses:

     To PERTAMINA:

     PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
     (PERTAMINA)
     Jalan Medan Merdeka Timur 1 A
     Jakarta, Indonesia
     Attention:  Head of BPPKA

     Cable:  PERTAMINA, Jakarta, Indonesia
     Telex:  PERTAMINA, 44134 Jakarta
     Telecopy:  3846932


     To Contractors:

     VIRGINIA INDONESIA COMPANY (VICO)
     6th Floor, Kuningan Plaza
     South Tower
     Jl. H.R. Rasuna Said Kav. C11-14
     P.O. Box 2828
     Jakarta Selatan, Indonesia
     Attention:  President - VICO Indonesia

     Cable:  VICO
     Telex:  79644421
     Telecopy:  5200174 or 3800037

     cc:  VIRGINIA INDONESIA COMPANY
          One Houston Center
          1221 McKinney
          Suite 624
          P.O. Box 1551
          Houston, Texas 77251-1551
          U.S.A.
          Attention:  Chairman

          Telex:  166-100
          Telecopy:  (713) 754-6698


     A party may change its address by written notice to the other parties.



ARTICLE 9

     9.1 This Supply Agreement shall not be amended or modified except by written agreement signed by the parties hereto.

     9.2 This Supply Agreement shall inure to the benefit of, and be binding upon, PERTAMINA and each Contractor, their respective successors and assigns, provided that this Supply Agreement shall be assignable by a Contractor only if such Contractor concurrently assigns to the same assignee an equal interest in the Production Sharing Contracts.

     9.3 The parties to this Supply Agreement shall be the only persons or entities entitled to enforce the obligations hereunder of the other parties hereto, and no persons or entities not parties to this Supply Agreement shall have the right to enforce any of the obligations hereunder of any of the parties hereto.

     IN WITNESS WHEREOF, PERTAMINA and Contractors have caused their duly authorized representatives to execute this Supply
Agreement as of the day and year first written above but effective as of January 1, 1991.

PERUSAHAAN PERTAMBANGAN MINYAK      CONTRACTORS:
DAN GAS BUMI NEGARA (PERTAMINA)
                                    VIRGINIA INDONESIA COMPANY



By ____________/s/____________      By ___________/s/_________


                                    LASMO SANGA SANGA LIMITED



                                    By _____________/s/_______


                                    OPICOIL HOUSTON, INC.



                                    By ____________/s/________



                                    UNION TEXAS EAST KALIMANTAN
                                     LIMITED



                                    By ___________/s/_________


                                    UNIVERSE GAS & OIL COMPANY,
INC.



                                    By _____________/s/_______


                                    VIRGINIA INTERNATIONAL
COMPANY



                                    By ____________/s/________

                                SCHEDULE A

                 AMENDMENT RE EXCESS QUANTITIES COMMITMENT
            THIRD SUPPLY AGREEMENT FOR PACKAGE IV EXCESS SALES
                (TOHO GAS CONTRACT - PACKAGE IV QUANTITIES)


     THIS AMENDMENT, made and entered into in Jakarta the ____ day of ________________, 199__, but effective as of the 1st day of January, 1991, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("PERTAMINA"), on the one hand, and VIRGINIA INDONESIA COMPANY ("VICO"), LASMO SANGA SANGA LIMITED, OPICOIL HOUSTON, INC., UNION TEXAS EAST KALIMANTAN LIMITED, UNIVERSE GAS & OIL COMPANY, INC. and VIRGINIA INTERNATIONAL COMPANY (herein referred to collectively as "Contractors" and individually as "Contractor"), on the other hand,


                               WITNESSETH :

WHEREAS, PERTAMINA and Contractors are parties to the Third
Supply Agreement for Package IV Excess Sales (Toho Gas Contract -
Package IV Quantities) dated _______________, but effective as of January 1, 1991 (the "Supply Agreement");


WHEREAS, pursuant to Section 7.4 of the LNG Sales Contract, Buyer has elected to purchase Excess Quantities which exceed the Toho
Gas Additional Net Gas Requirement (Package IV); and


WHEREAS, pursuant to Section 2.4 of the Supply Agreement the parties wish to amend the Supply Agreement to include thereunder that portion of the Package IV Entitlement to such Excess
Quantities to be supplied from the VICO Contract Area.

NOW, THEREFORE, the parties agree as follows:

1. PERTAMINA and Contractors hereby commit and agree to supply and deliver from proved economically recoverable reserves of Natural Gas in specific fields within the VICO Contract Area sufficient Natural Gas (and LNG resulting from the liquefaction thereof) to meet a portion of the amended Toho Gas Additional Net Gas Requirement (Package IV) over the term of this Supply Agreement consisting of ________ t.s.c.f., or ________% thereof.

2. To meet the balance of the amended Toho Gas Additional Net Gas Requirement (Package IV), constituting _________t.s.c.f., or ________% thereof, sufficient Natural Gas (and LNG resulting from the liquefaction thereof) will be committed for supply and delivery by PERTAMINA and its production sharing contractors from proved recoverable reserves of Natural Gas in the Other Contract Areas by separate amendments, similar hereto and compatible herewith, executed and delivered concurrently herewith.

3. The provisions of the Supply Agreement shall apply in all respects to the additional commitment hereunder. Words and expressions used herein as defined terms shall bear the same meanings as are ascribed thereto in the Supply Agreement.

IN WITNESS WHEREOF, PERTAMINA and Contractors have caused their duly authorized representatives to execute this Amendment as of the day and year first above written but effective as of January
1, 1991.

PERUSAHAAN  PERTAMBANGAN  MINYAK  CONTRACTORS:
DAN  GAS  BUMI  NEGARA (PERTAMINA)
                                    VIRGINIA INDONESIA COMPANY

By_________/s/_____________         By ___________/s/__________

                                    LASMO SANGA SANGA LIMITED

                                    By __________/s/___________

                                    OPICOIL HOUSTON, INC.

                                    By _________/s/____________

                                    UNION TEXAS EAST KALIMANTAN
                                    LIMITED



                                    By ___________/s/__________


                                    UNIVERSE GAS & OIL COMPANY,
                                    INC.



                                    By __________/s/___________


                                    VIRGINIA INTERNATIONAL
                                    COMPANY



                                    By ____________/s/_________